BALANCE SHEET DETAILS	12 Months Ended
Jan. 31, 2020
BALANCE SHEET DETAILS
BALANCE SHEET DETAILS

3.  BALANCE SHEET DETAILS

	January 31,
	2020	2019
	(in thousands)
Property and equipment, net:
Laboratory equipment	$214	$196
Computer and equipment	96	129
	310	325
Less: accumulated depreciation	(217)	(177)
	$93	$148

Depreciation expense for the years ended January 31, 2020 and 2019 was approximately $61,000 and $62,000, respectively. In the fourth quarter of fiscal year 2020, the Company recorded a write-down of approximately $78,000 for certain property and equipment as result of the closure of the office and laboratory space in San Jose, California.

	January 31,
	2020	2019
	(in thousands)
Accrued expenses and other current liabilities:
Fair value of common stock liability	$383	$—
Operating lease liability - current portion	260	—
Legal	138	45
Compensation	51	371
Research and development	49	399
Other	61	119
	$942	$934